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                                                                   Exhibit 10.10

            ADDENDUM TO LEASE BETWEEN WALNUT BRIDGE ASSOCIATES & ATX
                    TELECOMMUNICATIONS DATED JANUARY 1, 1994

     This addendum dated March 1, 2000 does hereby increase the space leased to ATX as follows:

     Effective March 1, 2000, ATX will add to its existing lease an additional 2,500 square feet of telecommunications space on the fourth floor.

     It is hereby agreed between the parties that this additional space on the fourth floor shall be added to the current lease as follows:

    a.   Space Location.      Fourth floor.
    b.   Footage.             2,500 (two thousand and five hundred) square feet.
    c.   Lease Term.          March 1, 2000 to December 31, 2002.
    d.   Rent Inception.      March 1, 2000
    e.   Yearly Rental.       Shall be the rent specified in the lease for the
                              space on the fifth floor, as stated on page three
                              of the lease. As of March 1, 2000 the rent per
                              square foot shall be $19.55.
    f.   Usage Restrictions.  Any telecommunications or related equipment.
    g.   Additional Rent.     If the remaining 7,500 (seven thousand five
                              hundred) square feet of space on the fourth floor
                              is used for any telecommunications or related
                              equipment, the rent shall be the same as specified
                              herewithin.

     The new total leased space shall be 28,500 plus 2,500 or 31,000 square feet and the new yearly rental as of March 1, 2000 shall be $437,525 (or $36,450.42 per month).


/s/                     MICHAEL KARP                   /s/                       WITNESS
----------------------------------------------         ----------------------------------------------
                    Walnut Bridge Associates                                       Witness
                        General Partner

/s/                     MICHAEL KARP                   /s/                       WITNESS
----------------------------------------------         ----------------------------------------------
                     ATX Telecommunications                                      Witness
                    General Partner and CEO




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